SECURITIES AND EXCHANGE COMMISSION
			 WASHINGTON, D.C. 20549
                          --------------------


                                FORM 8-K/A

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITEIS EXCHANGE ACT OF 1934

                            September 21, 2005
               Date of report (Date of earliest event reported)

                              ENUCLEUS, INC.
         ------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                          0-14039        11-2714721
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          (Commission File Number)   (I.R.S. Employer Identification No.)

                              4000 Main Street
                            Bay Harbor, MI 49770
                          ------------------------
                   (Address of Principal Executive Offices)


                                231/439-2708
                            ----------------------
                (Registrant's telephone number, including area code)

                                 Not Applicable
                            ----------------------
         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


      Section 4 - Matters Related to Accountants and Financial Statements


ITEM 4.01  Change in Registrant's certifying accountant

Effective December 15, 2004, the Company dismissed Bujan & Associates ("Bujan"), which audited the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002. Reports of Bujan did not contain an adverse opinion, or disclaimer of opinion but were qualified as to going concern limitations (see "Report of Independent Public Accountants," as attached to the 10K filings for the respective years.) Bujan did not complete the PCAOB registration process within sufficient time to allow the Company to file financial statements audited by Bujan with the SEC. During the Company's two most recent fiscal years and subsequent interim periods there were no disagreements with Bujan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bujan, would have caused Bujan to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

The Company has provided Bujan with a copy of the above disclosures in response to Item 304(a) of Regulation S-B in conjunction with the filing of this Form 8-K. The Company requested that Bujan deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree.

As result of the dismissal of Bujan, the Company engaged the services of Danziger & Hochman ("Danzinger") to act as the Company's independent auditors on December 15, 2004 to complete its audit for the fiscal year ended December 31, 2004. The Board of Directors recommended and approved the decision to change accountants from Bujan & Associates to Danzinger & Hochman.


The Company has not used the services of the new auditors prior to their appointment. The Company has not consulted with Danziger regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was subject of a disagreement, within the meaning of Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K. Danziger is a member in good standing of the Public Company Accounting Oversight Board ("PCAOB").

Bujan's letter is filed herewith as Exhibit 16.



SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: September 21, 2005
                                      Enucleus, Inc.

                                      By: /s/ Randy Edgerton
                                      ----------------------------
                                          Randy Edgerton
                                          President and Chief Financial
                                          Officer